UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 25, 2010

CLEVELAND BIOLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32954	20-0077155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street
Buffalo, New York 14203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 26, 2010, Cleveland BioLabs, Inc. (the “Company”) filed a Form 8-K (the “Original 8-K”) relating to a Securities Purchase Agreement into which it entered on February 25, 2010.  The Company is amending the Original 8-K solely to correct the termination date of the Warrants described therein and to correct the “Termination Date” and “Initial Exercise Date” set forth on the first page of the form of Warrant attached as Exhibit 4.1.  Capitalized terms not defined here have the meanings set forth in the Original 8-K.

Item 1.01.	Entry into a Material Definitive Agreement

Item 1.01 of the Original 8-K is amended solely to reflect that the Warrants expire on March 2, 2015.  No other changes to the disclosure of Item 1.01 have been made and the remainder of the disclosure remains as stated therein.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained in Item 1.01 is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

A corrected form of the Warrant is attached hereto as Exhibit 4.1.  All other exhibits remain as set forth in the Original 8-K.

(d)               Exhibits

Exhibit No.	Exhibit
4.1	Form of Common Stock Purchase Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND BIOLABS, INC.

Date: February 26, 2010	By:	/s/ Michael Fonstein
Michael Fonstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
4.1	Form of Common Stock Purchase Warrant